THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT, DATED AS OF THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH (A) LIMIT THE CONVERSION RIGHTS OF THE HOLDER, (B) SPECIFY VOLUNTARY AND MANDATORY REPAYMENT, PREPAYMENT AND REDEMPTION RIGHTS AND OBLIGATIONS AND (C) SPECIFY EVENTS OF DEFAULT FOLLOWING WHICH THE REMAINING BALANCE DUE AND OWING HEREUNDER MAY BE ACCELERATED.



No. 1                                                     $150,000.00

                           LAKOTA TECHNOLOGIES, INC.

                    8% Convertible Note due August 24, 2001


LAKOTA TECHNOLOGIES, INC., a Colorado corporation (together with its successors, the "Company"), for value received hereby promises to pay to Y.L. Hirsch or his registered assigns, the principal sum of One Hundred Fifty Thousand Dollars ($150,000.00) or, if less, the principal amount of this Note then outstanding, on the Maturity Date to the Holder in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, monthly in arrears from September 30, 1999, on (i) the last day of each calendar month of each year until the Maturity Date, commencing October 31, 1999 (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each an "Interest Payment Date"), (ii) the Maturity Date, (iii) each Conversion Date, as hereafter defined, and (iv) the date the principal amount of the Convertible Notes shall be declared to be or shall automatically become due and payable, on the principal sum hereof outstanding in like coin or currency, at the rates per annum set forth below, from the most recent Interest Payment Date to which interest has been paid on this Convertible Note, or if no interest has been paid on this Convertible Note, from the date of this Convertible Note until payment in full of the principal sum hereof has been made.

The interest rate shall be eight percent (8%) per annum (the "Interest Rate") or, if less, the maximum rate permitted by applicable law. Past due amounts (including interest, to the extent permitted by law) will also accrue interest at the Interest Rate plus 2% per annum or, if less, the maximum rate permitted by applicable law, and will be payable on demand ("Default Interest"). Interest on this Convertible Note will be calculated on the basis of a 360-day year of twelve 30 day months. All payments of principal and interest hereunder shall be made for the benefit of the Holder pursuant to the terms of the Agreement (hereafter defined). Except as otherwise provided in this Convertible Note, the interest payable on each Interest Payment Date shall be added to the outstanding principal amount of this Convertible Note on such date and thereafter be considered part of the outstanding principal amount. The Company may elect to pay the interest payable on any Interest Payment Date in cash, provided it gives the registered holder written notice of such election at least five (5) Business Days prior to the applicable Interest Payment Date and pays the same by such date. On each Conversion Date, interest shall be paid in shares of Common Stock on the portion of the principal balance of the Convertible Note then being converted. The number of shares of Common Stock issued as interest shall be determined by dividing the dollar amount of interest due on the applicable Interest Payment Date by the Conversion Price or Default Conversion Price then in effect.

This Convertible Note (this "Convertible Note") is one of a duly authorized issuance of $750,000 original aggregate principal amount of Convertible Notes of the Company referred to in that certain Securities Purchase Agreement dated as of the date hereof between the Company and the Purchasers named therein (the "Agreement"). The Agreement contains certain additional agreements among the parties with respect to the terms of this Convertible Note, including, without limitation, provisions which (A) limit the conversion rights of the Holder, (B) specify voluntary and mandatory repayment, prepayment and redemption rights and obligations and (C) specify Events of Default following which the remaining balance due and owing hereunder may be accelerated. All such provisions are an integral part of this Convertible Note and are incorporated herein by reference. This Convertible Note is transferable and assignable to one or more Persons, in accordance with the limitations set forth in the Agreement.

The Company shall keep a register (the "Register") in which shall be entered the names and addresses of the registered holder of this Convertible Note and particulars of this Convertible Note held by such holder and of all transfers of this Convertible Note. References to the Holder or "Holders" shall mean the Person listed in the Register as the registered holder of such Convertible Notes.
The ownership of this Convertible Note shall be proven by the Register.

1.  CERTAIN TERMS DEFINED. All terms defined in the
Agreement and not otherwise defined herein shall have for purposes hereof the meanings provided for in the Agreement.

2. COVENANTS. Unless the Majority Holders otherwise consent in writing, the Company covenants and agrees to observe and perform each of its covenants, obligations and undertakings contained in the Agreement, which obligations and undertakings are expressly assumed herein by the Company and made for the benefit of the holder hereof.

<PAGE

3. PAYMENT OF PRINCIPAL. The Company shall repay the remaining unpaid balance on this Convertible Note on the Maturity
Date. The Company may, and shall be obligated to, prepay all or a portion of this Convertible Note on the terms specified in the Agreement.

4.1 CONVERSION OF CONVERTIBLE NOTE. The Holder shall have the right, at its option, at any time from and after the earlier to occur of (x) September 1, 1999, or (y) the date the Registration Statement has been declared effective by the Securities and Exchange Commission, to convert the principal amount of this Convertible Note, or any portion of such principal amount, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) determined pursuant to this
Section 4.1. The number of shares of Common Stock to be issued upon each conversion of this Convertible Note shall be determined by dividing the Conversion Amount (as defined below) by the Conversion Price in effect on the date (the "Conversion Date") a Notice of Conversion is delivered to the Company by the Holder by facsimile or other reasonable means of communication dispatched prior to 5:00 p.m., New York Time. The term "Conversion Amount" means, with respect to any conversion of this Convertible Note, the sum of (1) the principal amount of this Convertible Note to be converted in such conversion plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Convertible Note to the Conversion Date plus (3) Default Interest, if any, on the interest referred to in the immediately preceding clause (2); the term "Conversion Price" means 75% of the Market Price; the term "Default Conversion Price" means 35% of the Market Price; and the term "Market Price" means the closing bid price of a share of Common Stock as reported by the National Association of Securities Dealers Electronic Bulletin Board ("OTC Bulletin Board") for the trading day immediately preceding the date of receipt by the Company of Notice of Conversion. If on any Conversion Date the Common Stock is not listed or traded on the OTC Bulletin Board, the Market Price shall be determined by reference to the Nasdaq Stock Market or the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P., or the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the closing bid price of such security on such date shall be the fair market value as mutually determined by the Company and the Holders of a majority in interest of Convertible Notes being converted for which the calculation of the closing bid price is required in order to determine the Conversion Price or Default Conversion Price of such Convertible Notes.

4.2  IRREVOCABLE INSTRUCTIONS TO TRANSFER AGENT.
Consistent with Section 7.10 of the Agreement, the Company
(i) shall promptly irrevocably instruct its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Convertible Note and (ii) agrees that its issuance of this Convertible Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Convertible Note.

4.3  METHOD OF CONVERSION
(a) Notwithstanding anything to the contrary set forth herein, upon conversion of this Convertible Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Convertible Note to the Company unless the entire unpaid principal amount of this Convertible Note is so converted. Rather, records showing the principal amount converted (or otherwise repaid) and the date of such conversion or repayment shall be maintained on a ledger substantially in the form of Annex A attached hereto (a copy of which shall be delivered to the Company or transfer agent with each Notice of Conversion). It is specifically contemplated that the Company hereof shall act as the calculation agent for conversions and repayments. In the event of any dispute or discrepancies, such records maintained by the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Convertible Note, acknowledge and agree that, by reason of the provisions of this paragraph, following a conversion of a portion of this Convertible Note, the principal amount represented by this Convertible Note will be the amount indicated on Annex A attached hereto (which may be less than the amount stated on the face hereof).

(b) The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this Convertible Note in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(c) Upon receipt by the Company of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Convertible Note shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Article 4, all rights with respect to the portion of this Convertible Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Company's obligation to issue and deliver the certificates for shares of Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action by the Holder to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion. The date of receipt (including receipt via telecopy) of such Notice of Conversion shall be the Conversion Date so long as it is received before 5:00 p.m., New York Time, on such date.

5. MISCELLANEOUS. This Convertible Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Convertible Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Company hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Convertible Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Company hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Convertible Note. Notwithstanding anything to the contrary in the foregoing, at the election of the Holder, any dispute between the Holder and the Company may be arbitrated, rather than litigated in the courts, before and in accordance with the rules of the American Arbitration Association in New York City. The Company agrees to submit to and participate in any such arbitration.

The Holder of this Convertible Note by acceptance of this Convertible Note agrees to be bound by the provisions of this Convertible Note which are expressly binding on such Holder.




                       [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated: August 24, 1999


LAKOTA TECHNOLOGIES, INC.


/s/Ken Honeyman

                                   ANNEX A

                        CONVERSION AND REPAYMENT LEDGER


[TABLE]

                                       EXHIBIT I

                                NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Convertible Note)

The undersigned hereby irrevocably elects to convert $   of the above
Convertible Note into shares of Common Stock of Lakota Technologies, Inc. ("Company") according to the conditions set forth in such Convertible Note, as of the date written below.

If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion

Applicable Conversion Price

Signature
[Print Name of Holder and Title of Signer]

Address:


SSN or EIN:

Shares are to be registered in the following name:

Name:
Address:
Tel:
Fax:
SSN or EIN:

Shares are to be sent or delivered to the following account:

Account Name:
Address:
Tel:
Fax:
SSN or EIN:

Shares are to be sent or delivered to the following account:

Account Name:
Address:
Tel: